Exhibit 10.1
          SECOND AMENDMENT, dated as of July 21, 2008 (“Second Amendment”), to the AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of September 26, 2007 (as amended, restated, supplemented or otherwise modified, the “LSA”), among BioScrip Pharmacy Services, Inc. (“Pharmacy Services”), BioScrip Infusion Services, Inc. (“Infusion Services Inc”), BioScrip Pharmacy (NY), Inc. (“Pharmacy (NY)”), BioScrip PBM Services, LLC (“PBM Services”), BioScrip Pharmacy, Inc. (“Pharmacy”), Natural Living, Inc. (“Natural Living”), BioScrip Infusion Services, LLC (“Infusion Services LLC) and Bradhurst Specialty Pharmacy, Inc. (“Bradhurst”, and together with Pharmacy Services, Infusion Services Inc, Pharmacy (NY), PBM Services, Pharmacy, Natural Living and Infusion Services LLC, each a “Borrower” and collectively, jointly and severally, the “Borrowers”), as borrowers, and HFG Healthco-4 LLC (together with its successors and assigns, the “Lender”), as the lender. Unless otherwise defined herein, terms in the LSA are used herein as therein defined.
          The Borrowers and the Lender have agreed to amend the LSA on the terms and subject to the conditions set forth herein.
          Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:
          SECTION 1. AMENDMENTS TO LSA. Effective as of the Effective Date (as defined below), the LSA is hereby amended as follows:
          1.1. The definition of “Debt/EBITDA Ratio” contained in Exhibit I to the LSA is amended by (i) deleting clause (x) thereof in its entirety and (ii) replacing therefor the following new clause (x): “(x) the average Debt of the Borrowers for such fiscal quarter, calculated as the arithmetic average of all daily balances during such quarter, to”.
          1.2. Section 1.03 of the LSA is hereby amending by adding the following phrase immediately following the words “proposed Funding Date of such Revolving Advance,” in the third line thereof:
“or if such Revolving Advance is in an amount in excess of $10,000,000, one Business Day prior to such proposed Funding Date,”
          SECTION 2. CONDITIONS PRECEDENT
          2.1. Effective Date of this Second Amendment. This Second Amendment shall become effective as of the date (the “Effective Date”) at such time when:
          (a) the Lender shall have received fully executed counterparts of this Second Amendment; and
          (b) the Lender shall have received, in form and substance reasonably satisfactory to the Lender fully executed deposit account control agreements from Bank of America, N.A.
          SECTION 3. MISCELLANEOUS

          3.1. The Borrowers each hereby certify, represent and warrant that, after giving effect to this Second Amendment, (i) except as otherwise disclosed in public filings made by the Parent with the United States Securities and Exchange Commission, the representations and warranties in the LSA are true and correct, with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date, (ii) no unwaived Default or Event of Default has occurred or is continuing (nor any event that but for notice or lapse of time or both would constitute a Default or an Event of Default), (iii) each of the Borrowers has the corporate power and authority to execute and deliver this Second Amendment, and (iv) no consent of any other person (including, without limitation, shareholders or creditors of any Borrower), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Second Amendment, other than, in each case, such that have been obtained.
          3.2. The terms “Agreement”, “hereof”, “herein” and similar terms as used in the LSA shall mean and refer to, from and after the effectiveness of this Second Amendment, the LSA as amended by this Second Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, nothing herein shall be deemed to be an amendment or waiver of any covenant or agreement contained in the LSA or any other Document and each of the parties hereto agrees that all of the covenants and agreements and other provisions contained in the LSA and the other Documents, as amended, waived or otherwise modified hereof, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms from and after the date of this Second Amendment.
          3.3. Parent and Chronimed, LLC (f/k/a Chronimed Inc.) each hereby ratifies its Guarantee of the Guaranteed Obligations (as defined in that certain Amended and Restated Guaranty, effective as of October 1, 2007, made by Parent and Chronimed, LLC (f/k/a Chronimed Inc.) (the “Guaranty”)) pursuant to the Guaranty and each of the Borrowers, Parent and Chronimed, LLC (f/k/a Chronimed Inc.) hereby ratifies its grant of a security interest made under the Documents.
          3.4. This Second Amendment shall constitute a Document under the LSA
          3.5. THIS SECOND AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
          3.6. The captions in this Second Amendment are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.
          3.7. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          3.8. This Second Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          3.9. Delivery of an executed counterpart of a signature page by telecopier, .pdf or similar electronic transmission shall be effective as delivery of a manually executed counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BIOSCRIP INFUSION SERVICES, INC.	BIOSCRIP PHARMACY SERVICES, INC.

By:	By:

Name:		Name:
Title:		Title:

BIOSCRIP PBM SERVICES, LLC	BIOSCRIP PHARMACY (NY), INC.

By:	By:

Name:		Name:
Title:		Title:

NATURAL LIVING, INC.	BIOSCRIP PHARMACY, INC.

By:	By:

Name:		Name:
Title:		Title:

BIOSCRIP INFUSION SERVICES, LLC	BRADHURST SPECIALTY PHARMACY, INC.

By:	By:

Name:		Name:
Title:		Title:

Solely with respect to Section 5.3 hereof:
BIOSCRIP, INC.	CHRONIMED, LLC (f/k/a Chronimed Inc.)

By:	By:

Name:		Name:
Title:		Title:

HFG HEALTHCO-4 LLC,
as Lender
By: HFG Healthco-4, Inc., a member

By:

Name:
Title: